UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

Gobi Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40548	98-1594224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

33/F, Three Pacific Place 1 Queen’s Road East Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

852 2918 0088

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	GOBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2021, the Registration Statement on Form S-1 (File No. 333-256942) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Gobi Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On July 1, 2021, the Company consummated the IPO of 25,000,000 Class A ordinary shares, $0.0001 par value per share (the “Public Shares”). The Public Shares were sold at an offering price of $10.00 per Public Share, generating gross proceeds of $250,000,000. PAG Investment LP, an affiliate of PAG and the sole member of PAG Investment, LLC (the “Sponsor”), purchased 20,000,000 Public Shares in this offering at the public offering price. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•                  an Underwriting Agreement, dated June 28, 2021, among the Company, Citigroup Global Markets Inc., Goldman Sachs (Asia) L.L.C. and UBS Securities LLC, as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•                  a Private Placement Shares Purchase Agreement, dated June 28, 2021 between the Company and the Sponsor, pursuant to which the Sponsor purchased 300,000 Class A ordinary shares in a private placement (the “Private Placement Shares”);

•                  an Investment Management Trust Agreement, dated June 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•                  a Registration and Shareholder Rights Agreement, dated June 28, 2021, among the Company, the Sponsor and certain equity holders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equity holders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•                  a Letter Agreement, dated June 28, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any equity of the Company held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•                  an Administrative Services Agreement, dated June 28, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Public Shares, the Company consummated the private placement of 300,000 Private Placement Shares at a price of $10.00 per Private Placement Share, to the Sponsor, generating total proceeds of $3,000,000. The Private Placement Shares purchased by the Sponsor are substantially similar to the Public Shares, except that they will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination, subject to certain limited exceptions.

Item 5.03. Amendments to Memorandum and Articles of Association.

On June 28, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 28, 2021, by and among the Company, Citigroup Global Markets Inc., Goldman Sachs (Asia) L.L.C. and UBS Securities LLC
3.1	Amended and Restated Memorandum and Articles of Association
10.1	Private Placement Shares Purchase Agreement, dated June 28, 2021, between the Company and PAG Investment, LLC
10.2	Investment Management Trust Agreement, dated June 28, 2021, between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Shareholder Rights Agreement, dated June 28, 2021, among the Company, PAG Investment, LLC and the other holders party thereto
10.4	Letter Agreement, dated June 28, 2021, among the Company, and PAG Investment, LLC and each director and executive officer of the Company
10.5	Administrative Services Agreement, dated June 28, 2021, between the Company and PAG Investment, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2021

GOBI ACQUISITION CORP.

/s/ Jack Li
Name:	Jack Li
Title:	Chief Executive Officer, Chief Financial Officer and Director